UNITED STATES
                     SECURITIES and EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report:                      September 24, 1997
Date of earliest event reported:     September 9, 1997



                        FLUSHING FINANCIAL CORPORATION
                        ------------------------------
           (Exact name of registrant as specified in its charter)

             DELAWARE                  000-24272       11-3209278
   (State or other jurisdiction of    (Commission     (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

     144-51 NORTHERN BOULEVARD,
         FLUSHING, NEW YORK                              11354
(Address of principal executive offices)               (Zip code)

                                (718) 961-5400
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name of former address, if changed since last report)

                              Page 1 of 7 Pages
                      The Index to Exhibits is on Page 5.

Item 5.  OTHER EVENTS
         ------------

         The press release attached hereto under Item 7 as Exhibit 1 is incorporated by reference herein.

Item 7.  EXHIBITS
         --------

1.  Press release of Flushing Financial Corporation, dated September 10, 1997.

                                   SIGNATURE

             Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: September 24, 1997

                                           FLUSHING FINANCIAL CORPORATION

                                           By:     /s/ JAMES F. McCONNELL
                                           Name:   James F. McConnell
                                           Title:  President and Chief
                                                    Executive Officer

                                 INDEX TO EXHIBITS
                                 -----------------

Exhibit                                                                  Page
------------------------------------------------------------------------------

1           Press release of Flushing Financial Corporation,               6
            dated September 10, 1997.